UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015 (May 14, 2015)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 36th Floor

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2015, Two Harbors Investment Corp. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s Second Restated 2009 Equity Incentive Plan (the “Plan”). This stockholder approval effectuated, among other changes, an increase in the number of shares of common stock available for issuance under the Plan by 10,000,000 shares. The Board had previously approved the Plan on March 18, 2015, subject to stockholder approval.

A description of the Plan, as amended, is included on pages 31-37 the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 26, 2015 (the “Proxy Statement”), as supplemented by the additional proxy information filed with the SEC on April 27, 2015 (“Supplemental Information”). The description of the Plan set forth in the Proxy Statement and the Supplemental Information is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to the Proxy Statement.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 14, 2015 in Naples, Florida for the purpose of (i) electing eights directors to serve on the Company’s board of directors until the 2016 Annual Stockholders Meeting, (ii) approving the advisory vote relating to executive compensation; (iii) approving the Two Harbors Second Restated 2009 Equity Incentive Plan; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Proposal 1 — Election of Directors

Each of the eight director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2016 Annual Stockholders Meeting, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
E. Spencer Abraham	199,440,507	12,084,672	1,601,731	91,578,968
James J. Bender	200,395,197	11,145,411	1,586,302	91,578,968
Stephen G. Kasnet	198,794,510	12,728,791	1,603,609	91,578,968
William Roth	203,362,622	8,177,642	1,586,646	91,578,968
W. Reid Sanders	201,524,279	10,005,528	1,597,103	91,578,968
Thomas E. Siering	208,175,357	3,354,368	1,597,185	91,578,968
Brian C. Taylor	202,999,707	8,527,584	1,599,619	91,578,968
Hope W. Woodhouse	208,858,952	2,680,563	1,587,395	91,578,968

Proposal 2 — Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
197,834,214	13,118,953	2,173,743	91,578,968

Proposal 3 — Approval of the Two Harbors Second Restated 2009 Equity Incentive Plan

Stockholders approved the Two Harbors Second Restated 2009 Equity Incentive Plan. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
186,060,532	24,878,426	2,187,952	91,578,968

Proposal 4 — Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The proposal received the following final voting results:

For	Against	Abstain
301,791,616	1,166,710	1,747,552

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2015	TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel